Exhibit 23.2 Exelon Corporation Form 11-K File No. 1-16169

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-175162) of Exelon Corporation of our report dated June 26, 2012 relating to the financial statements of the Constellation Energy Group, Inc. Employee Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Baltimore, Maryland

June 21, 2013

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